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                         CARNIVAL CORPORATION DEED POLL

THIS DEED is made by way of DEED POLL on . 200[2][3] by Carnival Corporation ("Carnival") in favour of the P&O Princess Shareholders.

BACKGROUND

Carnival has agreed with P&O Princess to issue this Deed in respect of certain obligations of Carnival to effect the Mandatory Exchange under the P&O Princess Articles of Association.

THIS DEED WITNESSES as follows:

1.   Definitions and Interpretation

1.1  Definitions

     In this Deed:

     "Business Day" means any day other than a Saturday, Sunday or day on which banking institutions in the City of New York or London are authorised or obligated by law or executive order to close in the United States or England (or on which such banking institutions are open solely for trading in euros);

     "Carnival Common Stock" means the issued and outstanding common stock, par value US $0.01 per share, of Carnival from time to time, as the same may be sub-divided or consolidated from time to time and any capital stock into which such common stock may be reclassified, converted or otherwise changed;

     "Completion" has the meaning given to it in the Equalization and Governance Agreement;

     "Equalization and Governance Agreement" means the Agreement headed "Equalization and Governance Agreement" entered into between P&O Princess and Carnival as of . 200[2][3];

     "Exchange Notice" has the meaning given in the P&O Princess Articles of Association;

     "Group" means, in relation to Carnival or P&O Princess, such company and its Subsidiaries from time to time;

     "Implementation Agreement" means the agreement headed "Offer and Implementation Agreement" entered into between P&O Princess and Carnival as of . 200[2][3];

     "Mandatory Exchange" has the meaning given to it in the P&O Princess Articles;

     "P&O Princess" means P&O Princess Cruises plc, whose registered office at the date of this Deed is 77 New Oxford Street, London, WC1A lPP, United Kingdom;

     "P&O Princess Articles of Association" means the Articles of Association of P&O Princess which will be in effect immediately following Completion;

     "P&O Princess Ordinary Shares" has the meaning given to it in the P&O Princess Articles;

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     "P&O Princess Shareholders" means those persons from time to time being registered as holders of P&O Princess Ordinary Shares;

     "Person" includes an individual, company, corporation, firm, partnership, joint venture, association, trust, state or agency of a state (in each case, whether or not having a separate legal personality); and

     "Subsidiary" means, with respect to Carnival or P&O Princess, any entity, whether incorporated or unincorporated, in which such company owns, directly or indirectly, a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the directors or other persons performing similar functions, or the management and policies of which such company otherwise has the power to direct.

1.2  Interpretation

     Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

     (A)  The singular includes the plural and conversely.

     (B)  One gender includes all genders.

     (C) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

     (D)  A reference to a Clause is to a Clause of this Deed.

     (E) A reference to any agreement or document is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Deed.

     (F) A reference to any legislation (including any listing rules of a stock exchange or voluntary codes) or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

     (G) Mentioning anything after include, includes, or including does not limit what else might be included. Where particular words are following by general words, the general words are not limited by the particular.

     (H) Reference to a body other than Carnival or P&O Princess (including any government agency), whether statutory or not:

          (i)  which ceases to exist; or

          (ii) whose powers or functions are transferred to another body,

          is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

     (I) All references to time are to the local time in the place where the relevant obligation is to be performed (or right exercised).

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2.   Effect Of This Deed Poll

     The Deed shall take effect as a deed poll for the benefit of the P&O Princess Shareholders.

3.   Agreement and Undertaking

     Carnival agrees and irrevocably undertakes, as a continuing obligation, to the P&O Princess Shareholders, that in the event that an Exchange Notice is issued pursuant to the P&O Princess Articles of Association, Carnival shall, on the date specified in the Exchange Notice, issue such number of fully paid and non-assessable shares of Carnival Common Stock to each P&O Princess Shareholder as shall be required to effect the Mandatory Exchange in accordance with the provisions of the P&O Princess Articles of Association. Carnival further agrees and undertakes that there shall be no entitlement to receive fractional interests in Carnival Common Stock issued by it and that, in lieu of such fractional interests, P&O Princess Shareholders shall receive from Carnival an amount in cash in accordance with the P&O Princess Articles of Association.

4.   Termination

4.1 This Deed shall automatically terminate if, and with effect from the same time as:

     (A) the Equalization and Governance Agreement terminates or otherwise ceases to have effect;

     (B)  completion of the Mandatory Exchange;

     (C) a resolution is passed or an order is made for the liquidation of the whole or substantially the whole of P&O Princess; or

     (D) the Mandatory Exchange provisions set out in the P&O Princess Articles of Association are properly deleted from the P&O Princess Articles of Association.

5.   Notices

5.1 Any notice to or demand upon Carnival under this Deed shall be in writing addressed to it at its principal place of business in the U.S.A. for the time being (marked for the attention of the Chief Financial Officer, with a copy sent to the General Counsel and Secretary) and shall be effective when delivered to that principal place of business.

5.2 The original of this Deed and of any related supplemental deed poll shall be kept at the principal place of business in the U.S.A. for the time being of Carnival and shall be available for inspection there on reasonable notice during the normal business hours of that office.

6.   General

6.1  Prohibition and enforceability

     Any provision of, or the application of any provision of, this Deed which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or

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     enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

6.2  Further assurances

     Carnival shall take all steps, execute all documents and do everything reasonably required to give effect to its obligations contemplated by this Deed.

6.3  No assignment

     Carnival may not assign any of its obligations under this Deed, in whole or part.

7.   Law and Jurisdiction

7.1 This Deed shall be governed by and construed in accordance with the laws of England.

7.2 Any legal action or proceeding arising out of or in connection with this Deed shall be brought exclusively in the courts of England.

7.3 Carnival irrevocably submits to the jurisdiction of such courts and waives any objection to proceedings in any such court on the ground of venue or on the ground that the proceedings have been brought in an inconvenient forum.

IN WITNESS WHEREOF

Executed as a deed by                   )
CARNIVAL CORPORATION                    )
acting by [.] [and [.]] [who, in        )
accordance with the laws of the         )        ______________________________
territory in                            )        ______________________________
which Carnival Corporation              )        (Authorised
is                                      )        signatory(ies))
incorporated, is/are] acting under
the
authority of Carnival Corporation

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                                                                 [Proposed Form]



                DATED                               200[2][3]
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                         CARNIVAL CORPORATION DEED POLL

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